UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2024

HWH International Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41254	87-3296100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 210 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 971-3955

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HWH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Form 8-K (the “Form 8-K”) originally filed by HWH International Inc., a Delaware corporation (the “Company”), on January 12, 2024 is being filed solely for the purpose of amending the historical financial statements provided under Item 9.01 in the Form 8-K to include the audited consolidated financial statements of HWH International Inc. as of December 31, 2023 and 2022, including the unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2023, and December 31, 2022, and including the related Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company. This Amendment No. 1 does not amend any other item of the Form 8-K or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Form 8-K.

The Company’s Annual Report on Form 10-K for the period ended November 30, 2023, as filed with the Securities and Exchange Commission on February 28, 2024, is hereby incorporated by reference thereto.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The consolidated financial statements of HWH International Inc. as of and for the years ended December 31, 2023 and 2022 are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of Alset Capital Acquisition Corp. and HWH International Inc. as of December 31, 2023 and for the year ended December 31, 2023 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

Also included herewith as Exhibit 99.3 and incorporated by reference herein is the related Management’s Discussion and Analysis of Financial Condition and Results of Operations of HWH International Inc.

(d) Exhibits.

Exhibit No.	Description
99.1	Audited condensed consolidated financial statements of HWH International Inc. as of and for the year ended December 31, 2023 and 2022.
99.2	Unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2023 and December 31, 2022.
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of HWH International Inc.
99.4	Consent of Independent Registered Public Accounting Firm
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2024	HWH INTERNATIONAL INC.

	By:	/s/ Rongguo Wei
	Name:	Rongguo Wei
	Title:	Chief Financial Officer